THE GABELLI ABC FUND

                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2001

                          [GRAPHIC OF 4 STARS OMITTED.]

           MORNINGSTAR RATED[TM] GABELLI ABC FUND 4 STARS OVERALL AND
 FOR THE FIVE YEAR PERIOD ENDED 06/30/01 AMONG 2722 DOMESTIC EQUITY FUNDS, AND
  THE FUND WAS RATED FIVE STARS FOR THE THREE-YEAR PERIOD ENDED 06/30/01 AMONG
                   4473 DOMESTIC EQUITY FUNDS, RESPECTIVELY.

         "GIVE A MAN A FISH AND YOU FEED HIM FOR A DAY. TEACH HIM HOW TO ARBITRAGE AND YOU FEED HIM FOREVER."
                - Warren Buffett



[BOOK GRAPHIC OMITTED.]


                                "THE TURTLE WINS"

TO OUR SHAREHOLDERS,

      Our mandate is to preserve and enhance shareholder assets in good markets and bad. We are pleased with our positive return in the first half of 2001, demonstrating that our risk-averse strategy, featuring a mix of stocks, risk arbitrage investments and short-term Treasury securities, is capable of delivering very attractive returns.

INVESTMENT PERFORMANCE

      For the second quarter ended June 30, 2001, The Gabelli ABC Fund's (the "Fund") total return was 1.89%. The Standard & Poor's ("S&P") 500 Index and the Lipper U.S. Treasury Money Market Average rose 5.85% and 0.92%, respectively, over the same period. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up 8.61% for the trailing twelve-month period. The S&P 500 Index declined 14.82% and the Lipper U.S. Treasury Money Market Average rose 5.07% over the same twelve-month period.

[PYRAMID GRAPHIC OMITTED.]

PYRAMID TEXT AS FOLLOWS:
EPS
PMV
MANAGEMENT
CASH FLOW
RESEARCH
--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of June 30, 2001 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------

                                                                                 Quarter
                                                     ----------------------------------------------------------
                                                        1st         2nd         3rd         4th          Year
                                                        ---         ---         ---         ---          ----
  2001:   Net Asset Value ..........................   $9.52        $9.70       --           --           --
          Total Return .............................    0.7%        1.9%        --           --           --
------------------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value ..........................   $9.67       $9.89     $10.17        $9.45         $9.45
          Total Return .............................    2.4%        2.3%       2.8%         2.9%         10.9%
------------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value ..........................   $9.65      $10.20     $10.21        $9.44         $9.44
          Total Return .............................    0.6%        5.7%       0.1%         2.4%          9.0%
------------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value ..........................  $10.64      $10.68     $10.16        $9.59         $9.59
          Total Return .............................    4.0%        0.4%      (4.9)%       11.9%         11.1%
------------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value ..........................   $9.98      $10.45     $10.74       $10.23        $10.23
          Total Return .............................    1.4%        4.7%       2.8%         3.3%         12.8%
------------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value ..........................  $10.10      $10.16      $9.77        $9.84         $9.84
          Total Return .............................    4.1%        0.6%       0.8%         2.2%          7.8%
------------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value ..........................   $9.94      $10.14     $10.41        $9.71         $9.71
          Total Return .............................    3.9%        2.0%       2.7%         2.2%         11.2%
------------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value ..........................  $10.12      $10.11     $10.42        $9.57         $9.57
          Total Return .............................    0.9%       (0.1)%      3.1%         0.6%          4.5%
------------------------------------------------------------------------------------------------------------------
  1993:   Net Asset Value ..........................     --       $10.10     $10.63       $10.03        $10.03
          Total Return .............................     --         1.0%(b)    5.2%         2.6%          9.1%(b)

--------------------------------------------------------------------------------

                              Dividend History
----------------------------------------------------------------
Payment (ex) Date             Rate Per Share         Reinvestment Price
---------------------         --------------         ------------------
December 27, 2000                $1.010                   $ 9.41
December 27, 1999                $1.000                   $ 9.32
December 28, 1998                $1.763                   $ 9.50
December 29, 1997                $0.860                   $10.17
December 27, 1996                $0.146                   $ 9.83
September 30, 1996               $0.470                   $ 9.77
December 28, 1995                $0.930                   $ 9.71
December 28, 1994                $0.910                   $ 9.52
December 31, 1993                $0.880                   $10.03

--------------------------------------------------------------------------------
           Average Annual Returns - June 30, 2001 (a)
           ------------------------------------------

  1 Year ........................................... 8.61%
  5 Year ........................................... 9.87%
  Life of Fund (b) ................................. 9.70%
--------------------------------------------------------------------------------
(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on May 14, 1993.
--------------------------------------------------------------------------------
      For the two-year period ended June 30, 2001, the Fund's total return averaged 7.98% annually. Over the same two-year period, the S&P 500 Index declined 4.42% annually, while the Lipper U.S. Treasury Money Market Average rose 4.94% annually. For the five-year period ended June 30, 2001, the Fund's total return averaged 9.87% annually versus average annual total returns of 14.48% and 4.78% for the S&P 500 Index and Lipper U.S. Treasury Money Market Average, respectively. Since inception on May 14, 1993 through June 30, 2001, the Fund had a cumulative total return of 112.43%, which equates to an average annual total return of 9.70%.

COMMENTARY

DEAL FLOW

      About $460 billion worth of global deals were announced for the second quarter, up from the $409 billion in the first quarter. Of these, $193 billion of announced transactions were in the U.S., also up from the first quarter's $186 billion.

      Deal flow, while below the torrid pace of 2000, is equal to what it was in 1997, and well above the announced deal volume of the early '90s. Moreover, the decline in deal activity is industry specific, such as telecommunications and technology. For the first half of the year, the group generated $70 billion of announced Mergers & Acquisitions ("M&A") deal flow versus $400 billion a year ago.

      The financial services area has been one of the bright spots so far in 2001, representing the bulk of the largest deals inked in the second quarter. Indeed, nearly $200 billion worth of financial services deals were announced in the second quarter. Among them, AIG wrested American General Corp. from Prudential plc in a $23 billion deal. Other big financial deals included First Union Corp's pact to buy Wachovia, which is being challenged by Sun Trust. Citigroup's agreement to buy Mexico's Banacci for $12.8 billion represented the largest foreign acquisition ever by a U.S. company.

      The energy sector continues its robust activity, driven by early-year gains in natural gas prices and projections for rising demand. Canadian and U.S. Rocky Mountain producers have been targets: (a) Conoco's $4.0 billion purchase of Gulf Canada Resources Ltd., (b) Valero Energy Corp.'s $5.8 billion pending purchase of refiner Ultramar Diamond Shamrock Corp., and (c) Amerada Hess' pact to acquire Triton Energy Ltd. for $3.2 billion, which launched the third quarter's round of deals in the oil patch.

      We remain optimistic about the prospects for merger arbitrage in the coming months as strategic mergers and acquisitions continue to be announced in a variety of industries. In addition to the surge in energy and financial services industry, we continue to witness activity in consumer products, technology, and health care as well. The market is also ripe for more "hostiles" and "overbids." Transactions such as Danaher's recently announced $7 billion "bear-hug" offer for Cooper Industries will become more commonplace as lower valuations in the marketplace make companies more vulnerable. We stand ready to capitalize from these dynamics in the coming months.


OUR INVESTMENT METHODOLOGY

      Once again, we would like to share with you our investment methodology. Our goal is to earn a double-digit return non-correlated with the stock market. We invest in announced merger arbitrage transactions. Since we focus on announced deals, we offer a conservative style of investing that is an alternative to the market. When we take a position in a stock, we are at the risk of deal consummation and not at the risk of the market. Deal risk is measurable. There are a finite number of variables that affect a deal and they are quantifiable: time, financing, antitrust and shareholder approval, among others. Importantly, a transaction generally gets completed irrespective of market movements.

THIS QUARTER'S SCORECARD

      Our best equity performers this quarter came from an eclectic group of industries including aerospace (Fairchild Corp.), shipbuilding (Newport News Shipbuilding), and utilities (Southwest Gas and

Progress Energy). The Fund's large allocation to short-term Treasuries, a reflection of our cautious posture in the face of a still troubled stock market, also buoyed returns.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

BANGOR HYDRO-ELECTRIC CO. (BGR - $26.58 - NYSE) agreed to be bought by Canadian utility Emera Inc. (EMA.TO - $15.95 - Toronto Stock Exchange), formerly NS Power Holdings Inc., for $206 million in cash. Emera will pay $26.50 per share, a 77% premium to BGR's closing price on the day before the deal was announced. The merger has passed all state regulations and is expected to close soon, as the SECis the only regulatory approval still pending. Emera said that the purchase is part of its strategy to grow its businesses outside of Canada. BGR will operate as a standalone division within the company and will be the base for Emera to launch other initiatives in the U.S.

FRANCHISE FINANCE CORP. OF AMERICA (FFA - $25.11 - NYSE), a real estate investment trust who provides financing to the chain restaurant, convenience store, and automotive services and parts industries, agreed to be acquired by GE Capital, a branch of the conglomerate General Electric (GE - $49.00 - NYSE), on March 30, 2001. The deal was completed on August 1, 2001, and it values FFA at $2.1 billion, including $700 thousand in assumed debt. FFA will operate as Franchise Finance Corporation of America, a division of GE Capital Commercial Equipment Financing. The purchase reflects GE Capital's growing commitment to the franchise finance market.

HARCOURT GENERAL INC. (H - $58.19 - NYSE), a global multimedia publisher serving the educational and corporate market, was acquired by Reed Elsevier plc for $4.05 billion in cash on July 12, 2001. Following the merger, Thomson Corp. (TOC.TO - $51.20 - Toronto Stock Exchange), a Canadian publisher, purchased Harcourt's college textbook publishing and some professional training units for $2.06 billion. Harcourt will add greatly to Reed's medical and scientific units and Reed should also benefit from the educational textbook unit, as several large U.S. states will be spending more on education.

IBP INC. (IBP - $25.25 - NYSE) has received court approval for its pending sale to Tyson Foods Inc. (TSN - $9.21 - NYSE). After TSN walked away from its original merger agreement with IBP, a judge ordered TSN, in June, to complete the merger. The deal will be transacted in two steps: a cash tender offer at $30 per share for 50.1% of IBP shares, followed by a share exchange. In the stock portion of the deal, IBP holders will get between 1.948 and 2.381 shares of TSN, based on a collar on TSN stock between $12.60 and $15.40. The deal will create the world's largest meat company, uniting the biggest chicken producer with the largest beef producer.

LIBERTY FINANCIAL COMPANIES INC. (L - $32.45 - NYSE) has found a buyer for its asset management business, completing the sale of the entire company. FleetBoston Financial Corp. (FBF - $39.45 - NYSE) will pay about $900 million in cash and assume $110 million in debt for approximately $51 billion in assets under management. As Sun Life Financial is buying the balance of Liberty's business (insurance and annuities), all proceeds will be distributed to shareholders. The distribution has been set at $33.44 in cash, subject to adjustment for assets under management at close.

NEWPORT NEWS SHIPBUILDING INC. (NNS - $61.25 - NYSE) agreed to be acquired by General Dynamics Corp. (GD - $77.81 - NYSE), the U.S. Navy's largest shipbuilder, for $2.6 billion in cash, betting the Pentagon will reverse a 1999 decision to reject the combination. Northrop Grumman Corp. (NOC - $80.10 - NYSE) matched General Dynamics' $2.6 billion offer for NNS, seeking to keep its rival from dominating sales of nuclear-powered ships to the U.S Navy. Northrop would pay $67.50 per share for the defense contractor, with 75% of the bid being paid in stock and 25% in cash. General Dynamics countered Northrop's bid by agreeing to pay all cash. The acquisition proposals from General Dynamics and Northrop are under regulatory review.

RALSTON PURINA CO. (RAL - $30.02 - NYSE), based in St. Louis, MO, completed the tax-free spin-off of Energizer Holdings, Inc. on April 1, 2000. Ralston Purina now operates in a single business segment, pet products, and is the world's largest manufacturer of dry pet food. The company is also a leading manufacturer of cat litter products in North America. Ralston's brands include Dog Chow, Cat Chow, Meow Mix, Pro Plan, and Tidy Cats. In January 2001, Nestle S.A. announced a definitive merger agreement with Ralston to acquire all shares for $33.50 per share in cash.

UNITED TELEVISION INC. (UTVI - $126.00 - NASDAQ), headquartered in Beverly Hills, California, is a television broadcasting group which owns and operates seven of the stations (one ABC, one NBC and five UPN affiliates) that comprise Chris-Craft's (CCN - $71.40 - NYSE) television division. UTVI stations cover approximately nine percent of the U.S. population. UTVI is 58%-owned by BHC Communications (BHC - $138.99 - AMEX). United Television is a beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a single market. On July 31, 2001, News Corp. (NWS - $37.15 - NYSE) announced that it had completed its acquisition of United Television (along with BHC and Chris-Craft). According to the terms of the deal, UTVI shareholders will receive a package of cash, shares of News Corp. Preferred ADSs, or both.

WASTE MANAGEMENT INC. (SUB. DEB. CV., 4.00%, 02/01/02) merged with USA Waste in 1998, and is now the largest solid waste company in North America. The company provides a number of services, including collection, transfer, landfill, and recycling services for a diverse customer base, notably the municipal, residential, commercial, and industrial markets. Services are provided throughout the United States as well as in Canada, Mexico, and Puerto Rico. Internationally, the company operates in Europe, the Pacific Rim, and in South America. In addition, Waste Management is a leading developer, operator, and owner of waste-to-energy facilities in the U.S.

WILLAMETTE INDUSTRIES INC. (WLL - $49.50 - NYSE), an integrated forest products company which operates throughout the U.S., Europe, and Mexico, was the subject of a hostile bid by Weyerhaeuser Company (WY - $54.97 - NYSE) in November 2000. WLL rejected the $5.4 billion bid, which valued WLL at $48 per share, arguing that they were not for sale and that the bid was not adequate. WY has been forced to extend the cash tender numerous times throughout the year, and raised it's bid to $50 per share on May 7, 2001. This values WLL at $5.6 billion, which WLL is still contending. WLL had an annual meeting on July 7, where shareholders of Willamette voted to replace three current board members with three new members chosen by Weyerhauser. As this report is being prepared, Willamette's new board still maintains that it is not for sale.

MINIMUM INITIAL INVESTMENT - $25,000

      The Gabelli ABC Fund raised its minimum initial investment from $1,000 to $25,000 effective May 1, 2001 in order to promote a higher average account size and lower expenses. Initial minimums for IRAs and automatic investment plans remain the same. There are no subsequent investment minimums. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                     WHO                     WHEN
                     ---                     ----
Special Chats:       Mario J. Gabelli        First Monday of each month
                     Howard Ward             First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                     AUGUST                  SEPTEMBER            OCTOBER
                     ------                  ---------            -------
1st Wednesday        Caesar Bryan            Walter Walsh         Ivan Arteaga
2nd Wednesday        Ivan Arteaga            Caesar Bryan         Tim O'Brien
3rd Wednesday        Linda Caulkin           Hart Woodson         Susan Byrne
4th Wednesday        Tim O'Brien             Barbara Marcin       Caesar Bryan
5th Wednesday        Barbara Marcin                               Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      We continue to be wary of a stock market that we believe will continue to struggle in the face of poor corporate earnings. The Fund's large position in short-term Treasuries reflects our risk averse posture and provides a wealth of investment capital we believe we can put to good use when stock market conditions improve. This quarter, our safety first approach delivered excellent returns. Going forward, we believe it will continue to generate satisfactory long-term results.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABCX. Please call us during the business day for further information.

                                             Sincerely,
                                             /S/ SIGNATURE OF MARIO J. GABELLI
                                             MARIO J. GABELLI, CFA
                                             Portfolio Manager and
                                             Chief Investment Officer

August 8, 2001

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                  JUNE 30, 2001
                                  -------------

Bangor Hydro-Electric Co.                        Newport News Shipbuilding Inc.
Franchise Finance Corp. of America               Ralston Purina Co.
Harcourt General Inc.                            United Television Inc.
IBP Inc.                                         Waste Management Inc.
Liberty Financial Companies Inc.                 Willamette Industries Inc.
--------------------------------------------------------------------------------
 NOTE: The views expressed in this report reflect those of the portfolio manager, only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI ABC FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                         MARKET
   SHARES                                                   COST         VALUE
   ------                                                   ----         -----
              COMMON STOCKS -- 29.9%
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.0%
    10,000    Federal-Mogul Corp. ..................    $   29,875    $   16,900
                                                        ----------    ----------
              AVIATION: PARTS AND SERVICES -- 1.1%
    15,000    Aviall Inc.+ .........................       195,536       164,550
    20,000    Fairchild Corp., Cl. A+ ..............       196,525       140,200
   152,000    Hi-Shear Industries Inc. .............       363,653       471,200
    22,000    Kaman Corp., Cl. A ...................       395,473       389,400
                                                        ----------    ----------
                                                         1,151,187     1,165,350
                                                        ----------    ----------
              BROADCASTING -- 1.5%
     7,500    BHC Communications
                Inc., Cl. A+ .......................     1,148,569     1,042,425
     4,000    Liberty Corp. ........................       175,808       160,000
       800    Salem Communications
                Corp., Cl. A+ ......................         6,232        17,504
     3,000    United Television Inc. ...............       396,208       378,000
                                                        ----------    ----------
                                                         1,726,817     1,597,929
                                                        ----------    ----------
              BUILDING AND CONSTRUCTION -- 2.5%
    44,000    Newport News
                Shipbuilding Inc. ..................     2,801,168     2,695,000
                                                        ----------    ----------
              BUSINESS SERVICES -- 0.0%
     2,580    ProcureNet Inc.+ (a) .................             0           387
                                                        ----------    ----------
              COMPUTER SOFTWARE AND SERVICES -- 0.3%
    40,600    BNS Co., Cl. A+ ......................       420,428       255,780
                                                        ----------    ----------
              CONSUMER PRODUCTS -- 4.8%
   161,000    Ralston Purina Co. ...................     5,052,200     4,833,220
    28,942    Syratech Corp.+ ......................       911,975       206,212
                                                        ----------    ----------
                                                         5,964,175     5,039,432
                                                        ----------    ----------
              DIVERSIFIED INDUSTRIAL -- 0.2%
     6,000    Ampco-Pittsburgh Corp. ...............        69,606        67,800
    19,620    Harbor Global Co. Ltd.+ ..............        79,706       162,846
     3,500    Katy Industries Inc. .................        70,862        16,590
                                                        ----------    ----------
                                                           220,174       247,236
                                                        ----------    ----------
              ENERGY AND UTILITIES: ELECTRIC -- 1.6%
    40,000    Bangor Hydro-Electric Co. ............     1,020,581     1,063,200
    30,000    Northeast Utilities ..................       628,408       622,500
                                                        ----------    ----------
                                                         1,648,989     1,685,700
                                                        ----------    ----------
              ENERGY AND UTILITIES: INTEGRATED -- 0.0%
    25,000    Progress Energy Inc. .................        13,000        12,625
                                                        ----------    ----------
              ENERGY AND UTILITIES: NATURAL GAS -- 0.2%
     8,000    AGL Resources Inc. ...................       143,138       190,000
     2,000    Southwest Gas Corp. ..................        34,975        47,360
                                                        ----------    ----------
                                                           178,113       237,360
                                                        ----------    ----------

                                                                         MARKET
   SHARES                                                   COST         VALUE
   ------                                                   ----         -----
              ENERGY AND UTILITIES: OIL -- 4.3%
     5,000    Barrett Resources Corp.+ .............    $  341,962    $  295,000
   525,000    Gulf Canada Resources Ltd.,
                New York+ ..........................     4,152,000     4,252,500
                                                        ----------    ----------
                                                         4,493,962     4,547,500
                                                        ----------    ----------
              ENERGY AND UTILITIES: WATER -- 0.6%
    20,000    NiSource Inc.+ .......................        40,000        47,400
     6,500    SJW Corp. ............................       754,137       555,750
                                                        ----------    ----------
                                                           794,137       603,150
                                                        ----------    ----------
              ENTERTAINMENT -- 0.3%
     1,000    Fisher Communications Inc. ...........        53,313        72,890
   622,000    GC Companies Inc.+ ...................       220,200       279,900
                                                        ----------    ----------
                                                           273,513       352,790
                                                        ----------    ----------
              EQUIPMENT AND SUPPLIES -- 0.1%
     9,674    Juno Lighting Inc. ...................       144,859        99,449
     3,500    UCAR International Inc.+ .............        52,840        41,825
                                                        ----------    ----------
                                                           197,699       141,274
                                                        ----------    ----------
              FINANCIAL SERVICES -- 1.3%
    40,000    Argonaut Group Inc. ..................     1,204,599       804,000
     5,000    Leucadia National Corp. ..............       174,181       162,250
     1,000    Liberty Financial
                Companies Inc. .....................        32,440        32,450
     6,000    Wachovia Corp. .......................       394,800       426,900
                                                        ----------    ----------
                                                         1,806,020     1,425,600
                                                        ----------    ----------
              FOOD AND BEVERAGE -- 0.3%
    20,000    Advantica Restaurant
                Group Inc.+ ........................       131,474        13,000
    10,000    IBP Inc. .............................       250,956       252,500
                                                        ----------    ----------
                                                           382,430       265,500
                                                        ----------    ----------
              HOME FURNISHINGS -- 0.1%
   320,000    Carlyle Industries Inc.+ .............       150,016       105,600
     8,000    O'Sullivan Industries
                Holdings Inc.+ .....................         4,750         2,440
                                                        ----------    ----------
                                                           154,766       108,040
                                                        ----------    ----------
              METALS AND MINING -- 0.0%
    10,000    Royal Oak Mines Inc.+ ................        11,858           120
                                                        ----------    ----------
              PAPER AND FOREST PRODUCTS -- 2.8%
    60,000    Willamette Industries Inc. ...........     2,750,093     2,970,000
                                                        ----------    ----------
              PUBLISHING -- 1.1%
    20,000    Harcourt General Inc. ................     1,161,800     1,163,800
                                                        ----------    ----------
              REAL ESTATE -- 6.5%
   260,000    Franchise Finance
                Corp. of America ...................     6,519,118     6,528,600
    20,000    Griffin Land & Nurseries Inc.+ .......       322,381       332,400

                See accompanying notes to financial statements.

THE GABELLI ABC FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                         MARKET
  SHARES                                                    COST         VALUE
  ------                                                    ----         -----

              COMMON STOCKS (CONTINUED)
              REAL ESTATE (CONTINUED)
     3,169    HomeFed Corp.+ .......................    $      567    $    3,010
                                                        ----------    ----------
                                                         6,842,066     6,864,010
                                                        ----------    ----------
              RETAIL -- 0.0%
     4,000    Lillian Vernon Corp. .................        63,935        28,240
                                                        ----------    ----------
              TELECOMMUNICATIONS -- 0.3%
    65,000    GST Telecommunications Inc.+ .........         4,313           585
    11,500    Shenandoah
               Telecommunications Co. ..............       274,451       335,800
     3,000    Telegroup Inc.+ ......................            32             0
    10,000    USN Communications Inc.+                         150            30
                                                        ----------    ----------
                                                           278,946       336,415
                                                        ----------    ----------
              WIRELESS COMMUNICATIONS -- 0.0%
       500    American Tower Corp., Cl. A+ .........         7,707        10,335
    50,000    Winstar Communications Inc.+ .........         2,125         2,300
                                                        ----------    ----------
                                                             9,832        12,635
                                                        ----------    ----------
              TOTAL COMMON STOCKS ..................    33,374,983    31,772,773
                                                        ----------    ----------

              PREFERRED STOCKS -- 0.2%
              COMMUNICATIONS EQUIPMENT -- 0.0%
     1,000    RSL Communications Ltd.,
               7.50% Cv. Pfd. (c) ..................            93            80
     2,000    RSL Communications Ltd.,
               7.50% Cv. Pfd., Ser. A ..............           185           160
                                                        ----------    ----------
                                                               278           240
                                                        ----------    ----------
              DIVERSIFIED INDUSTRIAL -- 0.1%
    12,500    WHX Corp.,
               6.50% Cv. Pfd., Ser. A ..............       432,217        75,000
    10,000    WHX Corp.,
               $3.75 Cv. Pfd., Ser. B ..............       227,893        51,000
                                                        ----------    ----------
                                                           660,110       126,000
                                                        ----------    ----------
              TELECOMMUNICATIONS -- 0.1%
     3,000    Citizens Communications Co.,
               5.00% Cv. Pfd. ......................       147,020       150,000
                                                        ----------    ----------
              TOTAL PREFERRED STOCKS ...............       807,408       276,240
                                                        ----------    ----------
 PRINCIPAL
  AMOUNT
  ------
              CORPORATE BONDS -- 3.0%
              CONSUMER PRODUCTS -- 0.0%
$1,500,000    Pillowtex Corp.,
               Sub. Deb. Cv.
               6.00%, 03/15/12+ ....................        42,672          234
                                                        ----------    ----------

Principal                                                               MARKET
  Amount                                                    COST         VALUE
  ------                                                    ----         -----
              ENVIRONMENTAL SERVICES -- 1.9%
$2,000,000    Waste Management Inc.,
               Sub. Deb. Cv.
               4.00%, 02/01/02 .....................  $  1,971,797  $ 1,982,500
                                                      ------------  -----------
              HOTELS AND GAMING -- 0.2%
   205,000    Hilton Hotels Corp.,
               Sub. Deb. Cv.
               5.00%, 05/15/06 .....................       168,143      185,525
                                                      ------------  -----------
              MUTUAL FUNDS -- 0.9%
   152,090(b) Vanguard High-Yield
               Corporate Bond Fund .................     1,035,917      988,583
                                                      ------------  -----------
              RETAIL -- 0.0%
   200,000    RDM Sports Group Inc., Cv.
               8.00%, 08/15/03+ ....................         4,000       15,000
                                                      ------------  -----------
              TRANSPORTATION -- 0.0%
   850,000    Builders Transport Inc., Cv.
               6.50%, 05/01/11+ ....................         8,500            0
   140,000    WorldCorp. Inc., Sub. Deb. Cv.
               Zero Coupon, 05/15/04+ ..............             0            0
                                                      ------------ ------------
                                                             8,500            0
                                                      ------------ ------------
              TOTAL CORPORATE BONDS ................     3,231,029    3,171,842
                                                      ------------ ------------
              U.S. GOVERNMENT OBLIGATIONS -- 68.9%
73,581,000    U.S. Treasury Bills,
               3.38% to 4.13%++,
               due 07/05/01 to 09/27/01 ............    73,271,945   73,267,261
                                                      ------------ ------------
              TOTAL
               INVESTMENTS -- 102.0% ................ $110,685,365  108,488,116
                                                      ============
              OTHER ASSETS AND
               LIABILITIES (NET) -- (2.0%) ........................  (2,157,424)
                                                                   ------------
              NET ASSETS -- 100.0% ................................$106,330,692
                                                                   ============
------------------------
              For Federal tax purposes:
              Aggregate cost ..................................... $110,685,365
                                                                   ============
              Gross unrealized appreciation ......................   $  875,116

              Gross unrealized depreciation ......................   (3,072,365)
                                                                   ------------

              Net unrealized depreciation ........................ $(2,197,249)
                                                                   ============
------------------------
(a) Security fair valued under procedures established by the Board of Directors.
(b) Shares held.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration,normally to qualified institutional buyers. At June 30, 2001, the market value of Rule 144A securities amounted to $80 or 0.0% of total net assets.
+   Non-income  producing  security.
++ Represents annualized yield at date of purchase.

                See accompanying notes to financial statements.

                              THE GABELLI ABC FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost $110,685,365) ...................... $108,488,116
  Cash ...........................................................       83,941
  Receivable for investments sold ................................      209,810
  Receivable for Fund shares sold ................................       55,516
  Dividends and interest receivable ..............................      102,187
  Other assets ...................................................        3,305
                                                                   ------------
  TOTAL ASSETS ...................................................  108,942,875
                                                                   ------------
LIABILITIES:
  Payable for investments purchased ..............................    2,449,474
  Payable for Fund shares redeemed ...............................       35,072
  Payable for investment advisory fees ...........................       85,986
  Payable for distribution fees ..................................       21,496
  Other accrued expenses .........................................       20,155
                                                                   ------------
  TOTAL LIABILITIES ..............................................    2,612,183
                                                                   ------------
  NET ASSETS applicable to 10,966,632
    shares outstanding ........................................... $106,330,692
                                                                   ============
NET ASSETS CONSIST OF:
  Capital stock, at par value .................................... $     10,967
  Additional paid-in capital .....................................  106,513,550
  Accumulated net investment income ..............................      571,161
  Accumulated net realized gain on investments ...................    1,432,263
  Net unrealized depreciation on investments .....................   (2,197,249)
                                                                   ------------
  TOTAL NET ASSETS ............................................... $106,330,692
                                                                   ============
  NET ASSET VALUE, offering and redemption
    price per share ($106,330,692 \ 10,966,632
    shares outstanding; 1,000,000,000 shares
    authorized of $0.001 par value) ..............................        $9.70
                                                                          =====

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends ......................................................   $  342,415
  Interest .......................................................      866,838
                                                                     ----------
  TOTAL INVESTMENT INCOME ........................................    1,209,253
                                                                     ----------
EXPENSES:
  Investment advisory fees .......................................      436,453
  Distribution fees ..............................................      109,113
  Legal and audit fees ...........................................       20,603
  Interest expense ...............................................       16,488
  Shareholder services fees ......................................       15,666
  Shareholder communications expenses ............................       14,028
  Custodian fees .................................................       12,264
  Registration fees ..............................................        7,011
  Directors' fees ................................................        4,915
  Miscellaneous expenses .........................................        1,551
                                                                     ----------
  TOTAL EXPENSES .................................................      638,092
                                                                     ----------
  NET INVESTMENT INCOME ..........................................      571,161
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
  Net realized gain on investments ...............................    1,488,100
  Net change in unrealized appreciation/
    depreciation on investments ..................................      240,183
                                                                     ----------
  NET REALIZED AND UNREALIZED GAIN
    ON INVESTMENTS ...............................................    1,728,283
                                                                     ----------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ..............................................   $2,299,444
                                                                     ==========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                SIX MONTHS ENDED
                                                                                 JUNE 30, 2001        YEAR ENDED
                                                                                  (UNAUDITED)       DECEMBER 31, 2000
                                                                                -----------------   ------------------
OPERATIONS:
  Net investment income ........................................................     $    571,161      $  1,055,757
  Net realized gain on investments .............................................        1,488,100         7,416,955
  Net change in unrealized appreciation/depreciation on investments ............          240,183        (1,429,620)
                                                                                     ------------      ------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................        2,299,444         7,043,092
                                                                                     ------------      -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ........................................................               --          (597,064)
  Net realized gain on investments .............................................               --        (4,427,793)
                                                                                     ------------      ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..........................................               --        (5,024,857)
                                                                                     ------------      ------------
CAPITAL SHARE TRANSACTIONS:
  Net increase in net assets from capital share transactions ...................       41,659,591        17,569,935
                                                                                     ------------      ------------
  NET INCREASE IN NET ASSETS ...................................................       43,959,035        19,588,170
NET ASSETS:
  Beginning of period ..........................................................       62,371,657        42,783,487
                                                                                     ------------      -----------
  End of period (including undistributed income of $571,161 and $0, respectively)    $106,330,692      $ 62,371,657
                                                                                     ============      ============

                See accompanying notes to financial statements.

THE GABELLI ABC FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli ABC Fund (the "Fund"), a series of Gabelli Investor Funds, Inc. (the "Corporation"), was organized on October 30, 1992 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss. The Fund commenced investment operations on May 14, 1993.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on that day, then the security is valued at the closing bid price. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the latest average of the bid and asked prices obtained from a pricing service approved by the board of Directors, or a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of

THE GABELLI ABC FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At June 30, 2001, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterization of distributions made by the Fund.

For the year ended December 31, 2000, reclassifications were made to decrease accumulated undistributed net investment income for $458,693 and decrease accumulated net realized gain on investments for $3,032,9988 with an offsetting adjustment to additional paid-in capital. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles and the Fund's use of the tax accounting practice known as equalization. The calculation of net investment income per share in the financial highlights excludes these adjustments.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

THE GABELLI ABC FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 2001, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $109,113, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended June 30, 2001, other than short term securities, aggregated $90,843,226 and $13,134,994, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the six months ended June 30, 2001, the Fund paid brokerage commissions of $140,321 to Gabelli & Company, Inc. and its affiliates.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. The balance outstanding at June 30, 2001 was $0.

The average daily amount of borrowings outstanding within the six months ended June 30, 2001 was $99,934, with a related weighted interest rate of 7.24%. The maximum amount borrowed at any time during the six months ended June 30, 2001 was $4,943,000.

8. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                                           SIX MONTHS ENDED                     YEAR ENDED
                                                                            JUNE 30, 2001                    DECEMBER 31, 2000
                                                                      ---------------------------       ---------------------------
                                                                         SHARES         AMOUNT           SHARES           AMOUNT
                                                                      ----------    -------------       ----------    -------------
Shares sold ....................................................       7,165,178    $  68,300,118       11,314,612    $ 109,756,005
Shares issued upon reinvestment of dividends ...................              --               --          492,200        4,631,598
Shares redeemed ................................................      (2,797,560)     (26,640,527)      (9,740,591)     (96,817,668)
                                                                      ----------    -------------       ----------    -------------
    Net increase ...............................................       4,367,618    $  41,659,591        2,066,221    $  17,569,935
                                                                      ==========    =============       ==========    =============

THE GABELLI ABC FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout each period:

                                          SIX MONTHS ENDED                      YEAR ENDED DECEMBER 31,
                                           JUNE 30, 2001  -------------------------------------------------------------------
                                            (UNAUDITED)    2000           1999           1998             1997        1996
                                           -----------     ----           ----           ----             ----        ----
OPERATING PERFORMANCE:
   Net asset value, beginning of period     $   9.45      $  9.44        $  9.59       $ 10.23          $  9.84      $  9.71
                                            --------      -------        -------       -------          -------      -------
   Net investment income ..............         0.05         0.19           0.26          0.22             0.08         0.21
   Net realized and unrealized gain
     on investments ...................         0.20         0.83           0.59          0.90             1.17         0.54
                                            --------      -------        -------       -------          -------      -------
   Total from investment operations ...         0.25         1.02           0.85          1.12             1.25         0.75
                                            --------      -------        -------       -------          -------      -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ..............           --        (0.12)         (0.14)        (0.22)           (0.08)       (0.21)
   In excess of net investment income .           --           --             --         (0.00)(a)        (0.01)         --
   Net realized gain on investments ...           --        (0.89)         (0.86)        (1.54)           (0.77)       (0.41)
   In excess of net realized gain
     on investments ...................           --           --             --         (0.00)(a)           --          --
                                            --------      -------        -------       -------          -------      -------
   Total distributions ................           --        (1.01)         (1.00)        (1.76)           (0.86)       (0.62)
                                            --------      -------        -------       -------          -------      -------
   Net asset value, end of period .....     $   9.70       $ 9.45          $9.44       $  9.59           $10.23        $9.84
                                            --------      -------        -------       -------          -------      -------
   Total return+ ......................         2.6%        10.9%           9.0%         11.1%            12.8%         7.8%
                                            ========      =======        =======       =======          =======       ======
RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's)     $106,331      $62,372        $42,783       $39,358          $35,228      $26,801
   Ratio of net investment income
     to average net assets ............        1.31%(d)      1.55%          1.37%         1.00%            0.87%        2.11%
   Ratio of operating expenses
     to average net assets (b)(c) .....        1.46%(d)      1.50%          1.47%         1.69%            2.26%        2.09%
   Portfolio turnover rate ............          28%          312%           672%          299%             493%         343%

--------------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) Amount represents less than $0.005 per share.
(b) The ratio of operating expenses to average net assets for the years ended December 31, 1998 and 1997 do not include a reduction of expenses for custodian fee credits. Including such credits, the ratios would have been 1.68% and 2.25%, respectively.
(c) The Fund incurred interest expense during the six months ended June 30, 2001 and for the year ended December 31, 2000. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.43% and 1.45%, respectively.
(d) Annualized.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                            GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------

GABELLI ASSET FUND __________________________
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI GROWTH FUND _________________________
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND _______________
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI BLUE CHIP VALUE FUND  ________________
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion. (CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI SMALL CAP GROWTH FUND  ______________
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND _____
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital
appreciation.    (MULTICLASS)
                                           PORTFOLIO MANAGER:  LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND ___
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (MULTICLASS)
                                           PORTFOLIO MANAGER:  MARK FREEMAN, CFA

GABELLI EQUITY INCOME FUND __________________
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND ____________
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                                              PORTFOLIO MANAGERS: SUSAN M. BYRNE
                                                             & MARK FREEMAN, CFA

GABELLI WESTWOOD REALTY FUND ______________
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital
appreciation.   (CLASS AAA-NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI WESTWOOD MIGHTY MITES[SM] FUND _______
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                           TEAM MANAGED:  MARIO J. GABELLI, CFA,
                          MARC J. GABELLI,  LAURA K. LINEHAN AND WALTER K. WALSH

GABELLI VALUE FUND __________________________
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND  _______________________
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER:  TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND  __________________________
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO  MANAGER:  MARIO J. GABELLI, CFA

GABELLI MATHERS FUND  ______________________
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND _____
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the
preservation of principal and liquidity.   (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

GABELLI CASH MANAGEMENT CLASS OF
THE TREASURER'S FUND ________________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime
quality, domestic money market instruments.    (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES
   GABELLI GLOBAL TELECOMMUNICATIONS FUND
   Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

   GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
   Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current
   income and capital appreciation.    (MULTICLASS)
                                                                    TEAM MANAGED

   GABELLI GLOBAL GROWTH FUND
   Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

   GABELLI GLOBAL OPPORTUNITY FUND
   Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GABELLI GOLD FUND ___________________________
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND ____________
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (MULTICLASS)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY
FLUCTUATION,   ECONOMIC  AND  POLITICAL  RISKS.

COMSTOCK CAPITAL VALUE FUND  _______________
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (MULTICLASS)
                                          PORTFOLIO MANAGER:  MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND  ____________________
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                          PORTFOLIO MANAGER:  MARTIN WEINER, CFA
--------------------------------------------------------------------------------
 TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. DISTRIBUTED
  BY GABELLI & COMPANY, INC. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR
                                  SEND MONEY.

                             VISIT OUR WEBSITE AT:
                     WWW.GABELLI.COM OR, CALL: 1-800-GABELLI
        1-800-422-3554 (BULLET) 914-921-5100 (BULLET) FAX: 914-921-5118
                           (BULLET) INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                              THE GABELLI ABC FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                            E-MAIL: INFO@GABELLI.COM
                             HTTP://WWW.GABELLI.COM
               (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                      BOARD OF DIRECTORS
Mario J. Gabelli, CFA        Mary E. Hauck
CHAIRMAN AND CHIEF           (RETIRED) SENIOR PORTFOLIO MANAGER
INVESTMENT OFFICER           GABELLI-O'CONNOR FIXED INCOME
GABELLI ASSET MANAGEMENT INC.       MUTUAL FUND MANAGEMENT CO.

Anthony J. Colavita          Karl Otto Pohl
ATTORNEY-AT-LAW              FORMER PRESIDENT
ANTHONY J. COLAVITA, P.C.    DEUTSCHE BUNDESBANK

Vincent D. Enright           Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT MEDICAL DIRECTOR
AND CHIEF FINANCIAL OFFICER  LAWRENCE HOSPITAL
KEYSPAN ENERGY CORP.

                         OFFICERS
Mario J. Gabelli, CFA         Bruce N. Alpert
PRESIDENT AND CHIEF           VICE PRESIDENT
INVESTMENT OFFICER            AND TREASURER

James E. McKee
SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

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This report is submitted for the general  information of  theshareholders of The
Gabelli ABC Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by aneffective prospectus.
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GAB408Q201SR
                                            [PHOTO OF MARIO J. GABELLI OMITTED.]

                                                                             THE
                                                                         GABELLI
                                                     [BLOCK LOGO OF ABC OMITTED]

                                                                            FUND


                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2001